SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of report (date of earliest event reported): February 10, 2000



             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED (Exact Name of Registrant as Specified in its Charter)

           NORTH CAROLINA                 1-11429           56-0233140
   (State or Other Jurisdiction        (Commission        (IRS Employer
         of Incorporation)             File Number)     Identification No.)



 400 COX ROAD, P.O. BOX 1398,
 GASTONIA, NORTH CAROLINA                                  28053-1398
(Address of Principal Executive Offices)                   (Zip Code)



                                  (704) 864-6731
                          Registrant's Telephone Number
                               Including Area Code


                                       N/A
           Former Name or Former Address, if Changed Since Last Report

Item 5.           Other Events


     On February 10, 2000, PSNC merged with and into New Sub II, Inc., a
South Carolina corporation and a subsidiary of SCANA Corporation. Immediately after the merger, the name of New Sub II, Inc. was changed to Public Service Company of North Carolina, Inc. PSNC will be operated as a wholly owned subsidiary of SCANA with its headquarters remaining in Gastona, North Carolina. SCANA Corporation issued the press release announcing the completion of the merger attached hereto as Exhibit 99.




Item 7.           Financial Statements and Exhibits

   (c)                     Exhibits





Exhibit No.                           Description

   99             SCANA Corporation's press release dated February 10, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                            Public Service Company of
                          North Carolina, Incorporated



Date:    February 15, 2000                  By: /s/ Jack G. Mason
                                                -------------------------------
                                                Name:  Jack G. Mason
                                                Title: Vice President - Finance

                                  EXHIBIT INDEX



Exhibit                                 Description

  99                SCANA Corporation's press release dated  February  10, 2000